SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 29, 2000

Date of Report (Date of earliest event reported)

TORVEC, INC

(Exact Name of registrant as specified in its charter)

      New York                                    000-24455
State or other jurisdiction            Commission File Number
                                                  of incorporation

       16-1509512
IRS Employer ID Number

   11 Pond View Drive, Pittsford, New York 14534
(Address of Principal Executive Offices

                (716)  248-8549
(Registrant's telephone number, including area code)

The Exhibit Index is found on page 8 of this Current Report.

ITEM 1:	CHANGES IN CONTROL OF REGISTRANT Not Applicable
ITEM 2:

ACQUISITION OR DISPOSITION OF ASSETS

On November 29, 2000, Torvec, Inc. entered into an Agreement and Plan of Merger to acquire Ice Surface Development, Inc. ("ISD"), a wholly-owned subsidiary of UTEK Corporation, 202 South Wheeler Street, Plant City, Florida 33566. As a result of the merger, the Registrant acquired through a wholly-owned subsidiary an exclusive worldwide license granted by the Trustees of Dartmouth College to ISD for land-based applications to a novel ice adhesion modification system developed by Professor Victor F. Petrenko at Dartmouth Thayer School of Engineering. The Dartmouth patented technology allows for the rapid non-thermal de-icing of vehicle surfaces using a novel electrochemical decomposition technology invented by Dr. Petrenko. Dr. Petrenko's work has shown that electrodes attached directly to surfaces can break down ice and water through the process of electrolysis. When applied to automotive and truck surfaces, gas bubbles of hydrogen and oxygen are formed during the electrolysis process. These bubbles generate pressure on the automobile surface therefore shedding ice. The Torvec-Dartmouth team intends to adapt this principle to automotive de-icing systems.

In June, 2000, Dr. Petrenko's technology was licensed by Dartmouth to The BF Goodrich Company for all aircraft and marine applications. Recently Discover Magazine honored Dr. Petrenko's technology as the "most innovative invention for the aerospace industry in the year 2000."

The Registrant acquired ISD from UTEK to integrate the Dartmouth de-icing technology into its Fast Tracked Vehicle as well as to sub-license the technology for a wide-assortment of land-based motorized vehicle applications (e.g. cars, trucks, trains, trailers), including their components (e.g. windshields). The technology also holds promise for significantly increasing the traction of tires and tracks on ice.

The Registrant believes that the de-icing technology it has acquired and its joint venture with Dartmouth College to conduct research for the commercialization of the technology will enable it to develop innovative ice protection solutions, not only for its Fast Track Vehicle, but for all automobiles, jeeps, trucks, trailers, trains and the like, including all manner of land-based motorized recreational vehicles.

The consideration paid by the Registrant for the license and research contract with Dartmouth pursuant to the Agreement and Plan of Merger consisted of 1,068,354 shares of the Registrant's $.01 par value common stock. The number of shares issued to UTEK Corporation in consideration for the acquisition of ISD was based upon the highest bid price of the Registrant's common stock on November 28, 2000.

The Registrant, based in Rochester, New York, is a developer of highly advanced automotive technologies, including the Fast Tracked Vehicle and the patented protected infinitely variable transmission, constant velocity joint with spherical gearing and light-weight hydraulic pump and motor assembly. The Registrant's web site is www.torvec.com.

The foregoing contains forward-looking statements. For this purpose, any statements contained in this Current Report that are not statements of historical fact, may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "estimate," or "continue" or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors. These factors are enumerated in Torvec's filings with the Securities and Exchange Commission.

ITEM 3:	BANKRUPTCY OR RECEIVERSHIP
Not Applicable

ITEM 4:	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not Applicable

ITEM 5:	OTHER EVENTS AND REGULATION FD DISCLOSURE
Not Applicable

-4-
ITEM 6:	RESIGNATION OF REGISTRANT'S DIRECTORS

Not Applicable

ITEM 7:	FINANCIAL STATEMENTS AND EXHIBITS

	A.	Financial Statement of Business Acquired

The Registrant finds it impracticable to provide the required financial statements for Ice Surface Development, Inc. ("ISD") at the time of the filing of this Current Report (Form 8-K). The Registrant shall cause to be filed under cover of Form 8/A the financial statements of ISD for the period(s) as specified in section 210-3.05(b) of Regulation S-X. The financial statements so filed shall be prepared pursuant to Regulation S-X and a manually-signed accountants' report shall be provided pursuant to Rule 2-02 of Regulation S-X. Such Amendment shall be filed as soon as practicable, but no later than February 12, 2001.

	B.	Pro Forma Financial Information

The Registrant finds it impracticable to provide the Pro Forma financial information to the extent required by Article 11 of Regulation S-X at the time of the filing of this Current Report. The Registrant shall cause such Pro Forma financial information to be filed with respect to ISD as soon as practicable, but no later than February 12, 2001.

	C.	Exhibits

The following Exhibits, as applicable, are attached to this Current Report (Form 8-K). The Exhibit Index is found on the page immediately succeeding the signature page and the Exhibits follow on the pages immediately succeeding the Exhibit Index.

1.	Underwriting Agreement
Not Applicable

2.	Plan of acquisition, reorganization, arrangement, liquidation or succession
Agreement and Plan of Merger, dated November 29, 2000 by and among Torvec Subsidiary Corporation, Torvec, Inc., UTEK Corporation and ICE Surface Development, Inc.

4.	Instruments defining the rights of security holders, including debentures

Not Applicable

16.	Letter re: change in certifying accountant
Not Applicable

17.	Letter re: director resignation
Not Applicable

20.	Other documents or statements to security holders
Not Applicable

24.	Consents of experts and counsel
Not Applicable

25.	Power of Attorney
Not Applicable

27.	Financial Data Schedule
Not Applicable

99.	Additional Exhibits
None

ITEM 8:     CHANGE IN FISCAL YEAR

                     Not Applicable

ITEM 9:     REGULATION FD DISCLOSURE

                     Not Applicable

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2000	TORVEC, INC By: /S/ KEITH E. GLEASMAN KEITH E. GLEASMAN President

Dated: November 30, 2000	TORVEC, INC. By: /S/ SAMUEL M. BRONSKY SAMUEL M. BRONSKY Chief Financial Officer

EXHIBIT INDEX
Exhibit                                                                                                             Page Number

1.	Underwriting Agreement
Not Applicable

2.	Plan of acquisition, reorganization, arrangement, liquidation or succession
	Agreement and Plan of Merger, dated November 29, 2000 by and among Torvec Subsidiary Corporation, Torvec, Inc., UTEK Corporation and ICE Surface Development, Inc.	9

4.	Instruments defining the rights of security holders, including debentures
Not Applicable

16.	Letter re: change in certifying accountant
Not Applicable

17.	Letter re: director resignation
Not Applicable

20.	Other documents or statements to security holders
Not Applicable

24.	Consents of experts and counsel
Not Applicable

25.	Power of Attorney
Not Applicable

27.	Financial Data Schedule
Not Applicable

99.	Additional Exhibits
None

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger ("Agreement") is entered into by and among Torvec Subsidiary Corporation ("Subsidiary" or "Surviving Corporation" as the context requires), a New York Corporation which is a wholly owned subsidiary of Torvec, Inc., a New York Corporation ("Torvec"), UTEK Corporation, a Delaware Corporation ("UTEK") and Ice Surface Development, Inc. (ISD) a Florida Corporation and wholly owned subsidiary of UTEK.

WHEREAS, UTEK owns 100% of the outstanding shares of the capital stock of ISD; and

WHEREAS, Torvec owns 100% of the outstanding shares of the capital stock of Subsidiary; and

WHEREAS, ISD has negotiated with Dartmouth University (DARTMOUTH) and seeks to acquire by the Closing Date, the exclusive worldwide license to develop and market a proprietary technology that acts as an electronic system for modifying ice adhesion as described in a US patent "Systems and methods for modifying ice adhesion strength." Inventor: Victor F. Petrenko. US Patent Number US 6,027,075 and International Application Numbers: PCT/US98/12421, PCT/US99/28330 & PCT/US99/25124 ("License"). DARTMOUTH is the owner of US Patent Number 6,027,075 and the associated PCT applications; and

WHEREAS, the parties desire to provide for the terms and conditions upon which ISD will merge into Subsidiary in a statutory merger ("Merger") in accordance with the New York State Business Corporation Law (the "BCL") and the Corporation Law of the State of Florida (the "Florida Act"), upon consummation of which the assets and business of ISD will be owned by Subsidiary, and all issued and outstanding shares of capital stock of ISD will be exchanged for common stock of Torvec with terms and conditions as set forth more fully herein; and

WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a tax-free reorganization within the meaning of Sections 368 (a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended ("Code").

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
THE MERGER

1.01     The Merger

          (a)     Agreement to Merge. Subject to the terms and conditions of this Agreement, at the Effective Time, as defined below, ISD shall be merged with and into Subsidiary in accordance with the provisions of this Agreement and the BCL; the separate corporate existence of ISD shall cease; and Subsidiary shall continue as the Surviving Corporation ("Surviving Corporation"). The constituent corporations ("Constituent Corporations") to the Merger are Subsidiary and ISD. The name of the Surviving Corporation, Torvec Subsidiary Corporation, shall be changed by reason of the Merger into Ice Surface Development, Inc.

          (b)     Effective Time. The Merger shall become effective ("Effective Time") upon filing of a Certificate of Merger ("Certificate of Merger") with the Secretary of State of the State of New York in accordance with the applicable provisions of the BCL.

          (c)     Effect of the Merger. At the Effective Time, the effect of the merger shall be as provided herein and as set forth in Section 906 of the BCL and Section 607 of the Florida Act. Without limiting the generality of the foregoing and subject thereto, as of the Effective Time, all rights, powers, privileges, franchises, licenses and permits of the Constituent Corporations and all property, real, personal and mixed, shall be vested in the Surviving Corporation; and all debts, duties, liabilities and claims of every kind, character and description of the Constituent Corporations shall be debts, duties, liabilities and claims of the Surviving Corporation and may be enforced against the Surviving Corporation to the same extent as if such debts, duties, liabilities and claims had been incurred by it originally. All rights of creditors of the Constituent Corporations and all liens upon property of any Constituent Corporation shall be preserved unimpaired and shall not be altered in any way by reason of the Merger.

          (d)     Tax Consequences. It is intended that the merger and related transactions shall constitute a reorganization within the meaning of Sections 368 (a) (1) (A) and 368(a)(2)(D) of the Code, the Agreement shall constitute a "Plan of Reorganization" within the meaning of Treasury Regulation Section 1.368-2(g) and that Torvec, ISD and Subsidiary are "parties to a reorganization" within the meaning of Section 368(b) of the Code. It is also intended that all transactions contemplated herein shall be undertaken by the parties pursuant to the Plan of Reorganization.

1.02     Conversion of Stock.

          (a)     At the Effective Time, by virtue of the Merger and without any action on the part of the shareholder of ISD, all of the 1,000,000 shares of ISD stock that are issued and outstanding at the Effective Time shall be converted into 1,230,000 unregistered shares of common stock of Torvec which shall be issued to UTEK (adjusted on the Closing Date so that such Torvec shares actually issued shall equal the agreed upon value of $3,536,250, based upon the highest bid price as reported on the OTC Bulletin Board by Bloomberg of Torvec's common stock on the first business day immediately preceding the Closing Date).

          (b)     At the Effective Time, by virtue of the Merger and without any action on the part of the shareholder of Subsidiary, each issued and outstanding share of Subsidiary shall continue unchanged and remain outstanding as a share of common stock of Subsidiary.

          (c)     Notwithstanding any portion of this Agreement to the contrary, the shareholders hereby wave any and all notice, presentment or demand for appraisal rights, if any, under applicable law.

1.03     Rights in ISD.

          (a)     Rights in ISD Cease. At and after the Effective Time, the holder of each certificate of common stock of ISD shall cease to have any rights as a shareholder of ISD.

          (b)     Closure of ISD Stock Records. From and after the Effective Time, the stock transfer books of ISD shall be closed, and there shall be no further registration of stock transfers on the records of ISD.

1.04     Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of the Surviving Corporation shall be amended by reason of the Merger to change the name of the Surviving Corporation to Ice Surface Development, Inc.

1.05     Bylaws of the Surviving Corporation. The Bylaws of the Surviving Corporation shall not be changed by reason of the Merger.

1.06     Closing. Subject to the terms and conditions of this Agreement, the Closing of the Merger shall take place telephonically on November 29, 2000, at 10:00AM EST or on another date and time as the parties mutually shall agree ("Closing Date").

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.01     General Representations and Warranties of UTEK and ISD. UTEK and ISD represent and warrant to Torvec and Subsidiary that the facts set forth below are true and correct:

          (a)     Organization. ISD and UTEK are corporations duly organized, validly existing and in good standing under the laws of their respective States, and they have the requisite power and authority to conduct their business and consummate the transactions contemplated by this Agreement.True, correct and complete copies of the Article of Incorporation, by laws and all minutes of ISD have been provided to Torvec and such documents are presently in effect and have not been amended or modified.

          (b)     Authorization. The execution of this Agreement and the consummation of the Merger and the other transactions contemplated hereby have been duly authorized by the Board of Directors of UTEK and the Board of Directors and shareholders of ISD; no other corporate action by the respective parties is necessary in order to execute, deliver, consummate and perform their respective obligations hereunder; and ISD and UTEK have all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

          (c)     Capitalization. The authorized capital of ISD consists of 1,000,000 shares of common stock, par value $.01 per share; at the date hereof, 1,000,000 shares of common stock were issued and outstanding and no shares were held in its treasury. UTEK owns all 1,000,000 shares. All issued and outstanding shares of common stock of ISD have been duly and validly issued and are fully paid and non-assessable shares and have not been issued in violation of any preemptive or other rights of any other person or any applicable laws. ISD is not authorized to issue any preferred stock. All dividends on ISD stock which have been declared prior to the date of this Agreement have been paid in full. There are no outstanding options, warrants, commitments, calls or other rights or agreements requiring it to issue any shares of ISD common stock or securities convertible into shares of ISD's common stock to anyone for any reason whatsoever. None of the ISD stock is subject to any change, claim, condition, interest, lien, pledge, option, security interest or other encumbrance or restriction, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

          (d)     Binding Effect. The execution, delivery, performance and consummation of this Agreement, the Merger and the transactions contemplated hereby will not violate any obligation to which ISD or UTEK is a party and will not create a default hereunder; and this Agreement constitutes a legal, valid and binding obligation of ISD, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor's rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

          (e)     Litigation Relating to this Agreement. There are no suits, actions or proceedings pending or to the best knowledge of ISD or UTEK threatened which seek to enjoin the Merger or the transactions contemplated by this Agreement or which, if adversely decided, would have a materially adverse effect on the business, results of operations, assets, prospects, the Patent, the Patent Applications, the License Agreement, the Research Agreement or the results of the operations of ISD.

          (f)     No Conflicting Agreements. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by ISD or UTEK with the terms or provisions hereof nor all other documents or agreements contemplated hereby and the consummation of the transaction contemplated by this Agreement will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of, ISD's or UTEK's corporate charter or bylaws, the Patent, the Patent Applications, the License Agreement, the Research Agreement or any agreement, contract, instrument, order, judgment or decree to which ISD is a party or by which ISD or any of its assets is bound, or violate any provision of any applicable law, rule or regulation or any order, decree, writ or injunction of any court or government entity which materially affects its assets or business.

          (g)     Consents. No consent from or approval of any court, governmental entity or any other person is necessary in connection with execution and delivery of this Agreement by ISD and UTEK or performance of the obligations of ISD and UTEK hereunder or under any other agreement to which ISD or UTEK is a party; and the consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of the Patent, the Patent Applications, the License Agreement, the Research Agreement or any other material right, privilege, license or agreement relating to ISD or its assets or business.

          (h)     Title to Assets. Exhibit A set forth a true and complete list of all assets whether real personal, mixed, tangible or intangible, owned by ISD. ISD has or will by the Closing Date have good and marketable title to its assets, free and clear of all liens, claims, charges, mortgages, options, security agreements and other encumbrances of every kind or nature whatsoever. All of the tangible assets of ISD have been operated in accordance with customary operating practices generally acceptable in its industry to which and have been maintained and are in good working order and repair in the ordinary course of business, subject only to reasonable and ordinary wear and tear.

          (i)     Intellectual Property

                         (a)     The TECHNOLOGY is owned by DARTMOUTH. DARTMOUTH has all right, power, authority and ownership and entitlement to file, prosecute and maintain in effect the Patent and the Patent Applications with respect to the Invention listed in Exhibit A hereto; and

                         (b)     The TECHNOLOGY was invented by Victor F. Petrenko while he was employed at DARTMOUTH, and he has assigned his interests in the TECHNOLOGY to DARTMOUTH;

                         (c)     Exhibit A sets forth a brief description of all of ISD's right, title and interest in and to all intellectual property rights, including but not limited to, inventions (whether patentable or not), discoveries, trade secrets, technology, technical information, proprietary information, processes, know-how, designs, United States and foreign patents and patent applications (and all reissues, divisions, renewals, extensions, provisionals, continuations, and continuations-in-part thereof), trade names, logos, trademarks, service marks, trademark and service marks registrations, copyrights, copyright registrations, and all computer software, data and databases owned by or licensed to ISD (collectively "Intellectual Property"). ISD has or will have by the Closing Date, good and exclusive licensee interests to the Intellectual Property free and clear of all liens, claims, conditions, charges, equitable interests, or other encumbrances or restrictions, with the exception of those outlined in the License Agreement between ISD and DARTMOUTH. To ISD's knowledge, ISD has not infringed nor is infringing any Intellectual Property owned or used by another person or entity. However, ISD has not conducted any infringement investigations and provides no warrantees or assurances that the Licensed Technology does not infringe any other parties' technology. There are no pending or threatened actions against ISD for infringement of any such Intellectual Property. The License Agreement dated November 28, 2000 from DARTMOUTH to ISD licensing certain Intellectual Property more particularly described Exhibit A ("License Agreement") for the use of any Intellectual Property owned by or licensed by third parties to ISD as described in Exhibit A are in full force and effect and following the consummation of the transactions contemplated by this Agreement shall remain in full force and effect and legal, valid, binding and enforceable in accordance with their respective terms.

                              (1)     Torvec acknowledges and understands that ISD and UTEK make no representations and provide no assurances that rights contained in the License Agreement does not, and will not in the future, infringe or otherwise violate the rights of others, and

                              (2)     Except as otherwise expressly set forth in this Agreement, ISD and UTEK make no representations and extend no warranties of any kind, either express or implied, including but not limited to warranties of merchantability, fitness for a particular purpose, non-infringement and validity of said patent rights.

          (j)     Liabilities of ISD. ISD has no assets, no liabilities or obligations of any kind, character or description except those created by the License Agreement with DARTMOUTH and the Research Agreement with DARTMOUTH, final copies of which have been provided to Torvec (Exhibit A).

          (k)     Financial Statements. The unaudited financial statements of ISD, including a Balance Sheet attached as (Exhibit B) is in all respects complete and correct and present fairly its financial position and the results of its operations on the dates and for the periods shown therein; provided, however, that interim financial statements are subject to customary year-end adjustments and accruals that, in the aggregate, will not have a material adverse effect on the overall financial condition or results of its operations. ISD has not engaged in any business not reflected in its financial statements.  There have been no material adverse changes in the nature of its business, prospects, the value of assets or the financial condition since the date of its financial statements. There are no outstanding obligations or liabilities of ISD except as specifically set forth in the ISD financial statements and the License Agreement and the Research Agreement with DARTMOUTH.

          (l)     Taxes. All returns, reports, statements and other similar filings required to be filed by ISD with respect to any federal, state, local or foreign taxes, assessments, interests, penalties, deficiencies, fees and other governmental charges or impositions have been timely filed with the appropriate governmental agencies in all jurisdictions in which such tax returns and other related filings are required to be filed; all such tax returns properly reflect all liabilities of ISD for taxes for the periods, property or events covered thereby; and all taxes, whether or not reflected on those tax returns, and all taxes claimed to be due from ISD by any taxing authority, have been properly paid. ISD has not received any notice of assessment or proposed assessment in connection with any tax returns, nor is ISD a party to or to the best of its knowledge, expected to become a party to any pending or threatened action or proceeding, assessment or collection of taxes. ISD has not extended or waived the application of any statute of limitations of any jurisdiction regarding the assessment or collection of any taxes. There are no tax liens (other than any lien which arises by operation of law for current taxes not yet due and payable) on any of its assets. There is no basis for any additional assessment of taxes, interest or penalties. ISD has made all deposits required by law to be made with respect to employees' withholding and other employment taxes, including without limitation the portion of such deposits relating to taxes imposed upon ISD. ISD is not and has never been a party to any tax sharing agreements with any other person or entity.

          (m)     Absence of Certain Changes or Events. From November 14, 2000 to the Closing Date, ISD has not, and without the written consent of Torvec, it will not have:

                    (i)     Sold, encumbered, assigned, let lapsed or transferred any of its material assets including without limitation its Intellectual Property, or its interest in the Patent, the Patent Applications, the License Agreement, the Research Agreement or any other material asset; or

                    (ii)     Amended or terminated the License Agreement, the Research Agreement or other material contract or done any act or omitted to do any act which would cause the breach of the License Agreement, the Research Agreement or any other material contract; or

                    (iii)     Suffered any damage, destruction or loss whether or not in control of ISD; or

                    (iv)     Made any commitments or agreements for capital expenditures or otherwise; or

                    (v)     Entered into any transaction or made any commitment not disclosed to Torvec; or

                    (vi)     Incurred any material obligation or liability for borrowed money; or

                    (vii)     Suffered any other event of any character, which it is reasonable to expect, would adversely affect the future condition (financial or otherwise), assets or liabilities or business of ISD.

          (n)     Material Contracts. Exhibit A contains a true and complete list of all contracts entered into and binding upon ISD. Complete and accurate copies of all material agreements, contracts and commitments of the following types, whether written or oral to which it is a party or is bound ("Contracts"), has been provided to Torvec or Subsidiary and such agreements are in full force and effect without modifications or amendment and constitute the legally valid and binding obligations of ISD in accordance with their respective terms and will continue to be valid and enforceable following the Merger. ISD is not in default of any of the Contracts. In addition:

                    (i)     There are no outstanding unpaid promissory notes, mortgages, indentures, deeds of trust, security agreements and other agreements and instruments relating to the borrowing of money by or any extension of credit to ISD; and

                    (ii)     There are no outstanding operating agreements, lease agreements or similar agreements by which ISD is bound; and

                    (iii)     The complete final drafts of the Patent, the Patent Applications, License Agreement and the Research Agreement with all schedules, exhibits and amendments relating thereto have been provided to Torvec; and

                    (iv)     Except as set forth in (iii) above, there are no outstanding licenses to or from others of any Intellectual Property and trade names; and

                    (v)      There are no outstanding contracts or commitments to sell, lease or otherwise dispose of any of ISD's property; and

                    (vi)     There are no breaches of any Contract.

          (o)     Compliance with Laws. ISD is in compliance with all applicable laws, rules, regulations and orders promulgated by any federal, state or local government body or agency relating to its business and operations. ISD owns all franchises, licenses, permits, easements, rights, applications, filings, registration and other authorizations which are necessary for it to conduct business, all of which are valid and in full force and effect and ISD is in full compliance therewith.

          (p)     Litigation. To the best knowledge of ISD, there is no suit, action or any arbitration, administrative, legal or other proceeding of any kind or character, or any governmental investigation pending or threatened against ISD, the Patent, the Patent Applications, the License Agreement or the Research Agreement affecting its assets or business (financial or otherwise) and ISD is not in violation of or in default with respect to any judgment, order, decree or other finding of any court or government authority. There are no pending or threatened actions or proceedings before any court, arbitrator or administrative agency, which would, if adversely determined, individually or in the aggregate, materially and adversely affect its assets or business.

          (q)     Employees. ISD has no and never had any employees. ISD is not a party to or bound by any employment agreement or any collective bargaining agreement with respect to any employees. ISD is not in violation of any law, regulation relating to employment of employees.

          (r)     Knowledge of Adverse Effects. Neither ISD or UTEK has any knowledge of any existing or threatened occurrence, action or development which could cause a material adverse effect on ISD or its business, assets or condition (financial or otherwise) or prospects, the Patent, the Patent Applications, the License Agreement or the Research Agreement.

          (s)     Employee Benefit Plans. There are no and have never been any employee benefit plans, and there are no commitments to create any, including without limitation as such term is defined in the Employee Retirement Income Security Act of 1974, as amended, in effect, and there are no outstanding or un-funded liabilities nor will the execution of this Agreement and the actions contemplated herein result in any obligation or liability to any present or former employee.

          (t)     Books and Records. The books and records of ISD are complete and accurate in all material respects, fairly present its business and operations, have been maintained in accordance with good business practices, and applicable legal requirements, and accurately reflect in all material respects its business, financial condition and liabilities.

          (u)     No Broker's Fees. Neither UTEK nor ISD has incurred any finder's, broker's, investment banking, financial, advisory or other similar fees or obligations in connection with this Agreement or the transactions contemplated thereby.

          (v)     Full Disclosure. All representations or warranties of UTEK and ISD are true, correct and complete in all material respects to the best of our knowledge on the date hereof and shall be true, correct and complete in all material respects as of the Closing Date as if they were made on such date. No statement made by either of them herein or in the exhibits hereto or any document delivered by either of them or on their behalf pursuant to this Agreement contains an untrue statement of material fact or omits to state all material facts necessary to make the statements therein not misleading in any material respect in light of the circumstances in which they were made.

2.02     General Representations and Warranties of Torvec and Subsidiary. Torvec and Subsidiary represent and warrant to UTEK and ISD that the facts set forth are true and correct.

          (a)     Organization. Torvec and Subsidiary are corporations duly organized, validly existing and in good standing under the laws of New York, are qualified to do business as a foreign corporation in each other jurisdiction in which the conduct of its business or the ownership of its properties require such qualification, and have all requisite power and authority to conduct their business and operate properties.

          (b)     Authorization. The execution of this Agreement and the consummation of the Merger and the other transactions contemplated hereby have been duly authorized by the Board of Directors of Torvec and the Board of Directors and shareholders of Subsidiary; no other corporate action on their respective parts is necessary in order to execute, deliver, consummate and perform their obligations hereunder; and they have all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

          (c)(1) Capitalization of Torvec. The authorized capital of Torvec consists of 40,000,000 shares of common stock, par value $0.01 per share and 100,000,000 shares of preferred stock, par value $0.01 per share. At the Effective Time of the Merger, up to 22,600,060 shares (21,370,060 current shares + 1,230,000 (to be adjusted prior to actual issuance as described in Section 1.02 (a) hereof) newly issued shares for the Merger) of its common stock will be issued and outstanding immediately after the Effective Time. All issued and outstanding shares of common stock of Torvec have been duly and validly issued and are fully paid and non-assessable shares and have not been issued in violation of any preemptive or other rights of any other person or any applicable laws.

          (c)(2) Capitalization of Subsidiary. The authorized capital of Subsidiary is 200 common shares, par value $0.01 per share, all of which are issued, outstanding and held by Torvec.

          (d)     Binding Effect. The execution, delivery, performance and consummation of the Merger and the transactions contemplated hereby will not violate any obligation to which Torvec or Subsidiary is a party and will not create a default hereunder, and this Agreement constitutes a legal, valid and binding obligation of Torvec and Subsidiary, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor's rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

          (e)     Litigation Relating to this Agreement. There are no suits, actions or proceedings pending or to their knowledge threatened which seek to enjoin the Merger or the transactions contemplated by this Agreement or which, if adversely decided, would have a materially adverse effect on its business, results of operations, assets, prospects or the results of its operations of Torvec or Subsidiary.

          (f)     No Conflicting Agreements. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by Torvec and Subsidiary with the terms or provisions thereof will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of, their respective corporate charters or bylaws, or any agreement, contract, instrument, order, judgment or decree to which they are a party or by which they or any of their assets are bound, or violate any provision of any applicable law, rule or regulation or any order, decree, writ or injunction of any court or governmental entity which materially affects their assets or business.

           (g)     Consents. Assuming the correctness of UTEK's and ISD's representations, no consent from or approval of any court, governmental entity or any other person is necessary in connection with the execution and delivery of this Agreement and performance of the obligations of Torvec and Subsidiary hereunder or under any other agreement to which Torvec or Subsidiary is a party; and the consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of any material right, privilege, license or agreement relating to Torvec and Subsidiary or their assets or business.

          (h)     Financial Statements. The audited and unaudited financial statements of Torvec attached as Exhibit C present fairly its financial position and the results of its operations on the dates and for the periods shown therein; provided, however, that interim financial statements are subject to customary year-end adjustments and accruals that, in the aggregate, will not have a material adverse effect on the overall financial condition or results of its operations. Torvec has not engaged in any business not reflected in its financial statements. There have been no material adverse changes in the nature of its business, prospects, the value of assets or the financial condition since the date of its financial statements. There are no outstanding obligations or liabilities of Torvec except as specifically set forth in the Torvec financial statements.

          (i)     Full Disclosure. All representations or warranties of Torvec and Subsidiary are true, correct and complete in all material respects on the date hereof and shall be true, correct and complete in all material respects as of the Closing as if they were made on such date. No statement made by either of them herein or in the exhibits hereto or any document delivered by either of them or on their behalf pursuant to this Agreement contains an untrue statement of material fact or omits to state all material facts necessary to make the statements therein not misleading in any material respect in light of the circumstances in which they were made.

          (j)     Compliance with Laws. Torvec and Subsidiary are in compliance with all applicable laws, rules, regulations and orders promulgated by any federal, state or local government body or agency relating to its business and operations.

          (k)     Litigation. Except as set forth in Exhibit D, to the best knowledge of Torvec and Subsidiary, there is no suit, action or any arbitration, administrative, legal or other proceeding of any kind or character, or any governmental investigation pending or threatened against Torvec or Subsidiary materially affecting their assets or business (financial or otherwise), and Torvec and Subsidiary are not in violation of or in default with respect to any judgment, order, decree or other finding of any court or government authority. Except as set forth in Exhibit D, there are no pending or threatened actions or proceedings before any court, arbitrator or administrative agency, which would, if adversely determined, individually or in the aggregate, materially and adversely affect their assets or business.

2.03     Investment Representations of UTEK. UTEK represents and warrants to Torvec that:

          (a)     General. It has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of an investment in the shares ("Shares") of common stock of Torvec pursuant to the Merger. It is able to bear the economic risk of the investment in the Shares, including the risk of a total loss of the investment in the Shares. The acquisition of the Shares is for its own account and is for investment and not with a view to the distribution thereof. Except as permitted by law, it has a no present intention of selling, transferring or otherwise disposing in any way of all or any portion of the Shares. All information that it has supplied to Torvec is true and correct. It has conducted all investigations and due diligence concerning Torvec to evaluate the risks inherent in accepting and holding the Shares which it deems appropriate, and it has found all such information obtained fully acceptable. It has had an opportunity to ask questions of the officers and directors of Torvec concerning the Shares and the business and financial condition of and prospects for Torvec, and the officers and directors Torvec have adequately answered all questions asked and made all relevant information available to them. UTEK is an "accredited investor," as the term is defined in Regulation D, promulgated under the Securities Act of 1933, as amended.

          (b)     Stock Transfer Restrictions. UTEK acknowledges that the Shares will not be registered and UTEK will not be permitted to sell or otherwise transfer the Shares in any transaction in contravention of the following legend, which will be imprinted in substantially the following form on each certificate(s) representing the Shares:

               NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND IS IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

ARTICLE III
TRANSACTIONS PRIOR TO CLOSING

3.01.     Corporate Approvals. Prior to Closing, each of the parties shall submit this Agreement to its Board of Directors and, if necessary, to its shareholders, and obtain approval thereof. Copies of corporate actions taken shall be provided to each party.

3.02     Access to Information. Each party agrees to permit upon reasonable notice the attorneys, accountants, and other representatives of the other parties reasonable access during normal business hours to its properties and its books and records to make reasonable investigations with respect to its affairs, and to make its officers and employees available to answer questions and provide additional information as reasonably requested.

3.03     Expenses. Each party agrees to bear its own expenses in connection with the negotiation and consummation of the Merger and the transactions contemplated hereby.

3.04     Covenants. Except as permitted in writing, each party agrees that it will:

          (i)     Use its good faith efforts to obtain all requisite licenses, permits, consents, approvals and authorizations necessary in order to consummate the Merger;

          (ii)     Notify the other parties upon the occurrence of any event which would have a materially adverse effect upon the Merger or the transactions contemplated hereby or upon the business, assets or results of operations; and

          (iii) Not modify its corporate structure, except as necessary or advisable in order to consummate the Merger and the transactions contemplated hereby.

ARTICLE IV
CONDITIONS PRECEDENT

4.01     The obligation of the parties to consummate the Merger and the transactions contemplated hereby are subject to the following conditions that may be waived to the extent permitted by law:

          (a)     Each party must obtain the approval of its Board of Directors and ISD and Subsidiary must obtain approval of their shareholders in accordance with applicable law, and such approval shall not have been rescinded or restricted; and

          (b)     Each party shall obtain all requisite licenses, permits, consents, authorizations and approvals required to complete the Merger and the transactions contemplated hereby; and

          (c)     There shall be no claim or litigation instituted or threatened in writing by any person or government authority seeking to restrain or prohibit any of the contemplated transactions contemplated hereby or challenge the right, title and interest of UTEK in the ISD stock or the right of ISD or UTEK to consummate the merger contemplated hereunder; and

          (d)     The representations and warranties of the parties shall be true and correct in all material respects at the Effective Time; and

          (e)     The License Agreement is valid and in full force and effect without any default therein; and

          (f)     The Research Agreement is valid and in full force and effect without any default therein; and

          (g)     Immediately prior to the execution of this Agreement, and pursuant to the Research Agreement, UTEK will pay $165,000 to DARTMOUTH to cover the required sponsored research program for refinement of the technology; and

          (h)     Torvec or Subsidiary shall have received at or prior to the Closing Date each of the following:

                    (1)     the stock certificates representing the ISD Stock, duly endorsed (or accompanied by duly executed stock powers) by UTEK for cancellation;

                    (2)     all documentation relating to the ISD's business, all in form and substance satisfactory to Torvec.;

                    (3)     such contracts, files and other data and documents pertaining to ISD's business as Torvec may reasonably request;

                    (4)     copies of the general ledgers and books of account of ISD, and all federal, state and local income, franchise, property and other tax returns filed by ISD since inception of ISD;

                    (5)     certificates of (i) the Secretary of State of the State of Florida as to the legal existence and good standing, as applicable, (including tax) of ISD in Florida;

                    (6)     certificates of the Secretary of ISD and UTEK, respectively, attesting to the incumbency of respectively, ISD's and UTEK's officers, the authenticity of the resolutions authorizing the transactions contemplated by the Agreement, and the authenticity and continuing validity of their charter documents and accompanied by certified copies of such charter documents;

                    (7)     the original minute books of ISD, including the articles or certificate of incorporation and bylaws of ISD, and all other documents filed therein;

                    (8)     all consents, assignments or related documents of conveyance to give Torvec the benefit of the transactions contemplated hereunder;

                    (9)     such documents as may be needed to accomplish the Closing under the corporate laws of the states of incorporation of Torvec, Subsidiary and ISD, and

                    (10)     such other documents, instruments or certificates as Torvec, Subsidiary or their counsel may reasonably request.

                    (11)     Torvec shall have completed due diligence investigation of ISD to Torvec's satisfaction in their sole discretion.

                    (12)     Torvec shall have received the resignation effective as of the Closing Date of each Director and Officer of ISD.

ARTICLE V
LIMITATIONS

5.01     Survival of Representations and Warranties.

          (1)     The representations and warranties made by UTEK and ISD shall survive for a period of 1 year after Closing Date, and thereafter all such representation and warranties shall be extinguished, except with respect to claims then pending for which specific notice has been given during such 1 year period.

          (2)     The representations and warranties made by Torvec and Subsidiary shall survive for a period of 1 year after Closing Date, and thereafter all such representations and warranties shall be extinguished, except with respect to claims then pending for which specific notice has been given during such 1 year period.

5.02     Limitations on Liability. Notwithstanding any other provision hereto the contrary, neither party hereto shall be liable to the other party for any cost, damage, expense, liability or loss under the indemnification provision set forth in section 5.03 hereof until after the sum of all amounts individually when added to all other such amounts in the aggregate exceeds $500, and then such liability shall apply only to matters in excess of $500.

5.03     Indemnification. Indemnification by UTEK. UTEK agrees to defend, indemnify and hold Torvec and Subsidiary harmless from and against any and all claims, actions, damages, obligations, losses, liabilities, costs, and expenses (including attorneys' fees and expenses) (collectively, "Losses") arising out of or resulting from a misrepresentation, breach or warranty, or breach or non-fulfillment of any covenant of ISD or UTEK contained herein or in the Exhibits annexed hereto or in any other documents or instruments furnished or to be furnished by ISD or UTEK pursuant hereto or in connection with the transaction contemplated hereby or thereby, whether asserted by Torvec in its own right or asserted against by any third-party, or any allegation which, if true, would constitute a misrepresentation or breach or non-fulfillment of any such covenant of ISD or UTEK.

5.04     Indemnification by Torvec. Torvec and Subsidiary shall indemnify, defend and hold harmless UTEK from and against any and all Losses incurred by UTEK which arise out of or result from misrepresentation, breach of warranty or breach or non-fulfillment of any covenant of Torvec contained herein or in the Exhibits annexed hereto or in any other documents or instruments furnished by Torvec pursuant hereto or in connection with the transactions contemplated hereby or thereby.

ARTICLE VI
REMEDIES

6.01     Specific Performance. Each party's obligations under this Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate.

6.02     Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

ARTICLE VII
ARBITRATION

In the event a dispute arises with respect to the interpretation or effect of this Agreement or concerning the rights or obligations of the parties hereto, the parties agree to negotiate in good faith with reasonable diligence in an effort to resolve the dispute in a mutually acceptable manner. Failing to reach a resolution thereof, either party shall have the right to submit the dispute to be settled by arbitration under the Commercial Rules of Arbitration of the American Arbitration Association. The parties agree that all arbitration shall be conducted in Tampa, Florida, unless the parties mutually agree to the contrary. The cost of arbitration shall be borne by the party against whom the award is rendered or, if in the interest of fairness, as allocated in accordance with the judgment of the arbitrators. All awards in arbitration made in good faith and not infected with fraud or other misconduct shall be final and binding. The arbitrators shall be selected as follows: one by Torvec, one by UTEK and a third by the two selected arbitrators. The third arbitrator shall be the chairman of the panel.

ARTICLE VIII
MISCELLANEOUS

8.01     No Assignment. No party may assign this Agreement or any right or obligation of it hereunder without the prior written consent of the other parties hereto. No permitted assignment shall relieve a party of its obligations under this Agreement without the separate written consent of the other parties.

8.02     Binding Effect. This Agreement shall be binding upon and enure to the benefit of the parties and their respective permitted successors and assigns. Each party agrees that it will comply with all applicable laws, rules and regulations in the execution and performance of its obligations under this Agreement.

8.03     Governing Law. This Agreement shall be governed by and construct in accordance with the laws of the State of Florida without regard to principles of conflicts of law.

8.04     Entire Agreement. This document constitutes a complete and entire agreement among the parties with reference to the subject matters set forth herein. No statement or agreement, oral or written, made prior to or at the execution hereof and no prior course of dealing or practice by either party shall vary or modify the terms set forth herein without the prior consent of the other parties hereto.

8.05     Amendments. This Agreement may be amended only by a written document signed by the parties.

8.06     Notices. Notices or other communications required to be made in connection with this Agreement shall be delivered to the parties at the address set forth below or at such other address as may be changed from time to time by giving written notice to the other parties.

8.07     Enforceability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

8.08     Execution in Counterparts; Facsimile Signatures. This Agreement may be executed in multiple counterparts, each of which shall constitute one and a single Agreement. Any facsimile signature of any part hereto or to any other agreement or document executed in connection hereof should constitute a legal, valid and binding execution by such parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by a duly authorized Officer(s) this 29 day of November, 2000.

TORVEC SUBSIDIARY CORPORATION BY: /S/ KEITH E. GLEASMAN ICE SURFACE DEVELOPMENT, INC. BY: /S/ UWE REISCHL	TORVEC, INC. BY: /S/ KEITH E. GLEASMAN Keith E. Gleasman President UTEK CORPORATION BY: /S/ CLIFFORD M. GROSS Clifford M. Gross, Ph.D. Chief Executive Officer

[UTEK CORPORATION CORPORATE SEAL 1999 DELAWARE]

STATE OF NEW YORK COUNTY OF MONROE	) ) )	ss.:

          On the 29th day of November, in the year 2000, before me personally came Keith E. Gleasman to me known, who, being by me duly sworn, did depose and say that he resides in 11 McCoone Woods Drive, Fairport, N.Y. 14450 (if the place of residence is in a city, include the street and street number, if any, thereof); that he is the (president or other officer or director or attorney in fact duly appointed) of TORVEC SUBSIDIARY CORPORATION, the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

/S/ RICHARD B. SULLIVAN Notary Public RICHARD B. SULLIVAN Notary Public, State of New York Monroe County Commission Expires June 30, 2002

STATE OF NEW YORK COUNTY OF MONROE	) ) )	ss.:

          On the 29th day of November, in the year 2000, before me personally came KEITH E. GLEASMAN, to me known, who, being by me duly sworn, did depose and say that he resides in 11 McCoone Woods Drive, Fairport, N.Y. 14450 (if the place of residence is in a city, include the street and street number, if any, thereof); that he is the President of TORVEC, INC., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

/S/ RICHARD B. SULLIVAN Notary Public RICHARD B. SULLIVAN Notary Public, State of New York Monroe County Commission Expires June 30, 2002

STATE OF FLORIDA COUNTY OF HILLSBOROUGH	) ) )	ss.:

          On the 29th day of November, in the year 2000, before me personally came Clifford M. Gross to me known, who, being by me duly sworn, did depose and say that he resides in Plant City, Florida (if the place of residence is in a city, include the street and street number, if any, thereof); that he is the (president or other officer or director or attorney in fact duly appointed) of ICE SURFACE DEVELOPMENT, INC., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

/S/ DIANE WILES Notary Public [SEAL] M. DIANE WILES MY COMMISSION # CC 936750 EXPIRES: May 15, 2004 Bonded Thru Notary Public Underwriters

STATE OF FLORIDA COUNTY OF HILLSBOROUGH	) ) )	ss.:

          On the 29th day of November, in the year 2000, before me personally came Uwe Reischl to me known, who, being by me duly sworn, did depose and say that he resides in Tampa, Florida (if the place of residence is in a city, include the street and street number, if any, thereof); that he is the (president or other officer or director or attorney in fact duly appointed) of UTEK CORPORATION, the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

/S/ DIANE WILES Notary Public [SEAL] M. DIANE WILES MY COMMISSION # CC 936750 EXPIRES: May 15, 2004 Bonded Thru Notary Public Underwriters